UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 1, 2012

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction

of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

1800 West Pasewalk Avenue, Suite 200 Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 1, 2012, Supertel Hospitality Inc.’s executives, Kelly Walters, President and Chief Executive Officer, Corrine Scarpello, Senior Vice President and Chief Financial Officer, David Walter, Senior Vice President and Treasurer, and Steve Gilbert, Senior Vice President and Chief Operating Officer entered into new employment agreements in connection with the isssuance and sale of Supertel’s Series C Cumulative Convertible Preferred Stock pursuant to a Purchase Agreement dated November 16, 2011 with Real Estate Strategies, L.P. (“RES”), an investment vehicle indirectly controlled by IRSA Inversiones y Representaciones Sociedad Anónima (“IRSA”). The agreements maintain the executives’ current salaries and are generally in the form of the executives’ prior employment agreements except for increase in the term of the agreements and the addition of severance payments in the event Supertel terminates the executive’s employment without cause or the executive terminates employment for good reason. The term of Mr. Walters’ and Ms. Scarpello’s employment agreement is three years, and their severance payment is initially three times their base salary. The term of Mr. Walter’s and Mr. Gilbert’s employment agreement is two years, and their severance payment is initially two times their base salary. Severance amounts reduce by six months during each year of employment. One-third of the severance will be paid in the form of Supertel equity to the extent available from shareholder approved plans.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Employment Agreement, dated February 1, 2012, between Kelly Walters and Supertel Hospitality, Inc.

10.2	Employment Agreement, dated February 1, 2012, between Corrine Scarpello and Supertel Hospitality, Inc.

10.3	Employment Agreement, dated February 1, 2012, between David Walter and Supertel Hospitality, Inc.

10.4	Employment Agreement, dated February 1, 2012, between Steve Gilbert and Supertel Hospitality, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: February 7, 2012	By:	/s/ Corrine L. Scarpello
		Name:	Corrine L. Scarpello
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement, dated February 1, 2012, between Kelly Walters and Supertel Hospitality, Inc.

10.2	Employment Agreement, dated February 1, 2012, between Corrine Scarpello and Supertel Hospitality, Inc.

10.3	Employment Agreement, dated February 1, 2012, between David Walter and Supertel Hospitality, Inc.

10.4	Employment Agreement, dated February 1, 2012, between Steve Gilbert and Supertel Hospitality, Inc.